SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                            STRUCTURED PRODUCTS CORP.

            (Exact name of registrant as specified in its charter)

             Delaware                          13-3692801
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    (State of incorporation or      (IRS Employer Identification No.)
           organization)

       390 Greenwich Street
        New York, New York                        10013
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  (Address of principal executive              (Zip Code)
             offices)


If  this  form   relates   to  the       If  this  form   relates  to  the
registration   of   a   class of         registration   of  a   class of
securities   pursuant  to  Section       securities  pursuant  to  Section
12(b) of the  Exchange  Act and is       12(g) of the  Exchange Act and is
effective   pursuant   to  General       effective   pursuant  to  General
Instruction  A. (c),  please check       Instruction A. (d),  please check
the following box. [x]                   the following box. [ ]

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       Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class          Name of Each Exchange on Which
        to be so Registered          Each Class is to be Registered
-       -------------------          ------------------------------
 3,313,600 Corporate-Backed Trust
 Securities (CorTS(R)) Certificates,
    with a principal amount of
            $82,840,000
       (the "Certificates")              New York Stock Exchange
-------------------------------      ------------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

Item   1.   Description   of   Registrant's   Securities   to   be   Registered.

     The description of the Certificates to be registered hereunder is set forth under the captions entitled: "Summary"; "Risk Factors"; "Description of the Certificates"; "Certain ERISA Considerations"; and "Certain Federal Income Tax Considerations" in Registrant's Prospectus Supplement dated March 23, 2001, and "Risk Factors" and "Description of Certificates" in Registrant's Prospectus, dated May 13, 1999, which description is incorporated herein by reference.

Item 2.    Exhibits.

1.   Certificate of Incorporation  of Structured  Products Corp. is set forth as
     Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

2.   By-laws,  as amended, of Structured Products Corp. are set forth as Exhibit
     3.2 to the Registration Statement and are incorporated herein by reference.

3. Form of Trust Agreement is set forth as Exhibit 4.3 to the Registration Statement and is incorporated herein by reference.

4. Form of the Prospectus is attached to the Registration Statement and is incorporated herein by reference.

5. Form of the Prospectus Supplement dated March 23, 2001 which was filed with the Securities and Exchange Commission on March 23, 2001, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

6.   Form of CorTS(R)Supplement 2001-10, dated as of March 23, 2001.

                    Balance of page left intentionally blank

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                               STRUCTURED PRODUCTS CORP.
Date: March 26, 2001


                               By: /s/ Matthew R. Mayers
                                   ---------------------------
                                   Authorized Signatory